SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           Greene County Bancorp, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                                      To Be Applied For
-------------------------------------------------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



425 Main Street, Catskill, New York                                12414-1300
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

  If this form relates to the             If this form relates to the
  registration of a class of securities   registration of a class of securities
  pursuant to Section 12(b) of the        Pursuant to Section 12(g) of the
  Exchange Act and is effective           Exchange Act and is effective
  pursuant to General Instruction         pursuant to General Instruction
  A.(c), please check the following       A.(d), please check the following
  box.|_|                                 box.|X|

Securities Act registration statement file number to which this form relates:
                                                                     333-63681
                                                                     ---------

Securities to be registered pursuant to Section 12(b) of the Act.

        None                                                  N/A
-------------------------------------------------------------------------------
   (Title of Class)                          (Name of Each Exchange on Which
                                              Each Class is to be Registered)


         Securities to be registered pursuant to Section 12(g) of the Act:


                      Common Stock par value $.10 per share
     ------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------

         For a description of the Registrant's securities, reference is made to "Description of Capital Stock of the Company," "Dividend Policy" and "Market for Common Stock" in the Registrant's Registration Statement on Form SB-2 (File No. 333-63681) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Certificate of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisition of the Company" in the Registrant's Prospectus referenced above.


Item 2.  Exhibits.
-----------------

         1. Registration Statement on Form SB-2 (Registration Number 333-63681) dated September 18, 1998 is hereby incorporated by reference.

         2. Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form SB-2 as filed on September 18, 1998).

         3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form SB-2 as filed on September 18,
                  1998).

         4.       Specimen  Stock  Certificate  (incorporated  by  reference  to
                  Exhibit 4 of the Registration Statement on Form SB-2 as filed on September 18, 1998).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      GREENE COUNTY BANCORP, INC.



Date:    December 7, 1998            By:
                                        ---------------------------------------
                                        J. Bruce Whittaker
                                        President and Chief Executive Officer

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                GREENE COUNTY BANCORP, INC.



Date:    December 7, 1998       By:      /s/ J. Bruce Whittaker
                                         --------------------------------------
                                         J. Bruce Whittaker
                                         President and Chief Executive Officer